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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 28, 2004
                        (Date of earliest event reported)

                         Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
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           Delaware                                36-4514369
   ------------------------            ------------------------------------
   (State of Incorporation)            (I.R.S. Employer Identification No.)

    201 North Tryon Street, Charlotte, North Carolina           28255
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        Address of principal executive offices                (Zip Code)

                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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         (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.         Other Events

                Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

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ITEM 7.         Financial Statements and Exhibits

                (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------------          -----------------------------------------------------
      (99)                 Computational Materials prepared by Banc of America
                           Securities LLC in connection with Banc of America
                           Mortgage Securities, Inc., Mortgage Pass-Through
                           Certificates, Series 2004-6

                                       -3-

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                Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BANC OF AMERICA MORTGAGE
                                         SECURITIES, INC.

June 28, 2004

                                         By:  /s/ Judy Lowman
                                              ----------------------------------
                                              Judy Lowman
                                              Vice President

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                                INDEX TO EXHIBITS

                                                         Paper (P) or
Exhibit No.     Description                              Electronic (E)
-----------     -----------------------------------      --------------

   (99)         Computational Materials prepared by            P
                Banc of America Securities LLC in
                connection with Banc of America
                Mortgage Securities, Inc., Mortgage
                Pass- Through Certificates, Series
                2004-6

                                       -5-